Exhibit 99.1

Investor Contact:                         Media Contact:
Lindsey Opsahl                        Leslie Wojcik
SEI                                SEI
+1 610-676-4052                        +1 610-676-4191
lopsahl@seic.com                        lwojcik@seic.com
Pages:        8

FOR IMMEDIATE RELEASE

SEI Reports Fourth-Quarter 2018 Financial Results

OAKS, Pa., Jan. 30, 2019 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the fourth-quarter 2018. Diluted earnings per share were $0.73 in fourth-quarter 2018 compared to $0.75 in fourth-quarter 2017.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2018	2017	%	2018	2017	%

Revenues	$405,057	$408,219	(1)%	$1,624,167	$1,526,552	6%
Net income	116,034	122,144	(5)%	505,868	404,389	25%
Diluted earnings per share	$0.73	$0.75	(3)%	$3.14	$2.49	26%
"Our financial results reflect the positive growth of platform adoption across our business segments, as well as the capital markets' negative impact during the fourth quarter," said Alfred P. West, Jr., SEI Chairman and CEO.

"As we have said in the past, the wealth and investment management industries have headwinds to address and tailwinds to capitalize on. We believe our platforms position us well to enable our clients' success, while providing us growth opportunities that will lead to increased shareholder value."

Summary of Fourth-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2018	2017	%	2018	2017	%
Private Banks:
Revenues	$121,358	$126,955	(4)%	$483,097	$474,272	2%
Expenses	114,379	118,410	(3)%	457,894	455,119	1%
Operating Profit	6,979	8,545	(18)%	25,203	19,153	32%
Operating Margin	6%	7%		5%	4%

Investment Advisors:
Revenues	97,457	98,171	(1)%	399,089	373,473	7%
Expenses	53,647	54,329	(1)%	212,439	201,833	5%
Operating Profit	43,810	43,842	—%	186,650	171,640	9%
Operating Margin	45%	45%		47%	46%

Institutional Investors:
Revenues	80,908	86,974	(7)%	333,299	322,457	3%
Expenses	40,919	44,141	(7)%	163,536	161,640	1%
Operating Profit	39,989	42,833	(7)%	169,763	160,817	6%
Operating Margin	49%	49%		51%	50%

Investment Managers:
Revenues	102,380	94,321	9%	398,076	349,444	14%
Expenses	67,738	60,761	11%	259,693	226,504	15%
Operating Profit	34,642	33,560	3%	138,383	122,940	13%
Operating Margin	34%	36%		35%	35%

Investments in New Businesses:
Revenues	2,954	1,798	64%	10,606	6,906	54%
Expenses	6,164	5,611	10%	22,971	20,678	11%
Operating Loss	(3,210)	(3,813)	NM	(12,365)	(13,772)	NM

Totals:
Revenues	$405,057	$408,219	(1)%	$1,624,167	$1,526,552	6%
Expenses	282,847	283,252	—%	1,116,533	1,065,774	5%
Corporate overhead expenses	19,248	18,004	7%	65,646	63,834	3%
Income from operations	$102,962	$106,963	(4)%	$441,988	$396,944	11%

Fourth-Quarter Business Highlights:

•
Revenues from Asset management, administration, and distribution fees increased due to higher assets under administration, resulting from positive cash flows from new and existing clients in our Investment Managers segment; however, this increase was partially offset by a decline in fees from assets under management due to the unfavorable market conditions during the fourth-quarter 2018, which negatively impacted our asset-based fee revenues.

•
Performance fees of $3.4 million were recognized in fourth-quarter 2017 associated with an SEI-sponsored investment product in our Institutional Investors segment. We did not earn any performance fees from this product in fourth-quarter 2018.

•
Our average assets under management, excluding LSV, decreased $9.5 billion, or four percent, to $218.4 billion, as compared to $227.9 billion during the fourth-quarter 2017 (see attached Average Asset Balances schedules for further details).

•
Our average assets under administration increased $65.7 billion, or 13 percent, to $582.7 billion in the fourth-quarter 2018, as compared to $517.0 billion during the fourth-quarter 2017 (see attached Average Asset Balances schedules for further details).

•
Information processing and software servicing fees declined primarily from our adoption of ASU Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (ASU 2014-09) in 2018 in which fees received for research services provided by our brokerage subsidiary, SIDCO, are recorded net of amounts paid for the related soft dollar arrangements. The corresponding decrease in expenses due to the adoption of ASU 2014-09 is reflected in Software royalties and other information processing costs.

•
Our Subadvisory, distribution and other asset management costs decreased in fourth-quarter 2018, primarily from lower assets under management due to unfavorable market conditions, as well as the recognition of subadvisory expense of $1.7 million in fourth-quarter 2017 related to the previously mentioned performance fees.

•
Sales events, net of client losses, during fourth-quarter 2018 totaled approximately $10.7 million and are expected to generate net annualized recurring revenues of approximately $3.7 million when contract values are fully realized. For the year ended 2018, sales events, net of client losses, totaled approximately $81.9 million and are expected to generate net annualized recurring revenues of approximately $56.9 million when contract values are fully realized.

•
Our earnings from LSV decreased by $7.0 million, or 16 percent, to $36.4 million in fourth-quarter 2018 as compared to $43.3 million in fourth-quarter 2017. The decrease in earnings was primarily due to a decline in assets under management from market volatility in fourth-quarter 2018, as well as reduced performance fees earned by LSV.

•
Our operating expenses for the year ended 2018 increased across all of our business segments. These expenses, primarily personnel costs, generally consist of operational, technology development and maintenance, and marketing costs, and are mainly related to our solutions offerings, as well as servicing existing clients and acquiring new clients.

•	We capitalized $10.9 million of software development costs in fourth-quarter 2018 for continued enhancements to the SEI Wealth PlatformSM.

•
Stock-based compensation expense in fourth-quarter 2018 decreased by $9.4 million as compared to fourth-quarter 2017 due to the fourth-quarter 2017 change in our estimate of the timing of when stock option vesting targets would be achieved. We expect stock-based compensation expense during 2019 to be approximately $22.6 million as compared to $23.8 million during 2018.

•
Our effective tax rate was 19.2 percent in fourth-quarter 2018 and included the new 21.0 percent corporate tax rate and deductions through the Tax Cuts and Jobs Act (the Tax Act). Our fourth-quarter 2017 rate was 19.9 percent and reflected the estimated impact of the Tax Act and included a net tax benefit of $12.4 million from the re-measurement of our deferred tax liability and the deemed repatriation of our previously undistributed foreign earnings.

•	We repurchased 2.3 million shares of our common stock for $115.2 million during the fourth-quarter 2018.

Earnings Conference Call
A conference call to review earnings is scheduled for 4:30 p.m. Eastern Time on Jan. 30, 2019. Investors may listen to the call at seic.com/ir-events. Investors may also listen to a replay by telephone at (USA) 800-475-6701; (International) 320-365-3844, access code 463177.

About SEI
After 50 years in business, SEI (NASDAQ:SEIC) remains a leading global provider of investment processing, investment management, and investment operations solutions that help corporations, financial institutions, financial advisors, and ultra-high-net-worth families create and manage wealth.
As of Dec. 31, 2018, through its subsidiaries and partnerships in which the company has a significant interest, SEI manages, advises or administers $884 billion in hedge, private equity, mutual fund and pooled or separately managed assets, including $307 billion in assets under management and $573 billion in client assets under administration. For more information, visit seic.com.

Many of the statements in this release may be considered “forward looking statements” and include discussions about future operations, strategies and financial results, including our expectations as to the amount of our stock-based compensation expense during 2019, the revenue that we believe will be generated by sales events that occurred during the quarter and the degree to which our current operations will create value prospectively. Forward-looking statements are based upon estimates and assumptions that involve risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe our assumptions are reasonable, they could be inaccurate. Our actual future revenues, expenses and income could differ materially from our expected results. We have no obligation to publicly update or revise any forward-looking statements.

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2018	2017	2018	2017

Asset management, admin. and distribution fees	$314,685	$314,597	$1,270,180	$1,184,157
Information processing and software servicing fees	90,372	93,622	353,987	342,395

Total revenues	405,057	408,219	1,624,167	1,526,552

Subadvisory, distribution and other asset mgmt. costs	44,798	48,436	180,488	181,509
Software royalties and other information processing costs	7,987	12,497	32,449	46,792
Compensation, benefits and other personnel	132,126	121,818	511,258	458,737
Stock-based compensation	7,409	16,839	23,805	36,366
Consulting, outsourcing and professional fees	49,956	48,366	200,862	186,357
Data processing and computer related	21,312	20,508	84,790	77,615
Facilities, supplies and other costs	18,755	15,885	70,840	66,646
Amortization	12,475	9,943	48,895	48,275
Depreciation	7,277	6,964	28,792	27,311

Total expenses	302,095	301,256	1,182,179	1,129,608

Income from operations	102,962	106,963	441,988	396,944

Net gain (loss) on investments	135	233	(325)	1,269
Interest and dividend income	4,251	2,129	13,397	7,057
Interest expense	(134)	(210)	(645)	(781)
Equity in earnings of unconsolidated affiliate	36,385	43,337	159,791	152,550

Income before income taxes	143,599	152,452	614,206	557,039

Income taxes	27,565	30,308	108,338	152,650

Net income	$116,034	$122,144	$505,868	$404,389

Basic earnings per common share	$0.75	$0.78	$3.23	$2.56

Shares used to calculate basic earnings per share	155,057	157,390	156,579	158,177

Diluted earnings per common share	$0.73	$0.75	$3.14	$2.49

Shares used to calculate diluted earnings per share	158,770	163,478	161,232	162,269

Dividends declared per common share	$0.33	$0.30	$0.63	$0.58

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31,	December 31,
	2018	2017
Assets
Current Assets:
Cash and cash equivalents	$754,525	$744,247
Restricted cash	3,514	3,505
Receivables from investment products	49,869	56,666
Receivables, net of allowance for doubtful accounts of $718 and $695	315,336	282,706
Securities owned	30,892	21,526
Other current assets	36,676	31,158
Total Current Assets	1,190,812	1,139,808

Property and Equipment, net of accumulated depreciation of $338,206 and $309,955	145,863	146,428
Capitalized Software, net of accumulated amortization of $395,171 and $350,045	309,500	310,405
Investments Available for Sale	111,901	87,983
Investments in Affiliated Funds, at fair value	4,887	6,034
Investment in Unconsolidated Affiliate	52,342	59,492
Goodwill	64,489	52,990
Intangible Assets, net of accumulated amortization of $5,090 and $1,552	31,670	28,578
Deferred Contract Costs	24,007	—
Deferred Income Taxes	2,042	2,767
Other Assets, net	34,155	18,884
Total Assets	$1,971,668	$1,853,369

Liabilities and Equity
Current Liabilities:
Accounts payable	$10,920	$5,268
Accrued liabilities	279,634	265,058
Deferred revenue	5,154	4,723
Total Current Liabilities	295,708	275,049

Borrowings Under Revolving Credit Facility	—	30,000
Long-term Taxes Payable	803	10,629
Deferred Income Taxes	57,795	48,472
Other Long-term Liabilities	24,215	12,380
Total Liabilities	378,521	376,530

Shareholders' Equity:
Common stock, $.01 par value, 750,000 shares authorized; 153,634 and 157,069 shares issued and outstanding	1,536	1,571
Capital in excess of par value	1,106,641	1,027,709
Retained earnings	517,970	467,467
Accumulated other comprehensive loss, net	(33,000)	(19,908)
Total Shareholders' Equity	1,593,147	1,476,839
Total Liabilities and Shareholders' Equity	$1,971,668	$1,853,369

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Dec 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec 31,
	2017	2018	2018	2018	2018
Private Banks:
Equity and fixed-income programs	$22,764	$22,917	$22,448	$22,739	$20,453
Collective trust fund programs	4	4	4	4	4
Liquidity funds	3,864	3,537	3,471	3,142	3,633
Total assets under management	$26,632	$26,458	$25,923	$25,885	$24,090
Client assets under administration	22,980	22,411	22,435	23,394	20,226
Total assets	$49,612	$48,869	$48,358	$49,279	$44,316

Investment Advisors:
Equity and fixed-income programs	$61,908	$62,176	$62,227	$63,958	$55,395
Collective trust fund programs	5	5	5	5	7
Liquidity funds	2,414	2,399	3,101	3,182	5,948
Total assets under management	$64,327	$64,580	$65,333	$67,145	$61,350

Institutional Investors:
Equity and fixed-income programs	$87,587	$85,607	$83,687	$85,248	$78,765
Collective trust fund programs	78	72	73	74	79
Liquidity funds	2,937	2,727	2,594	2,544	2,234
Total assets under management	$90,602	$88,406	$86,354	$87,866	$81,078
Advised assets	3,942	4,185	4,544	4,131	3,359
Total assets	$94,544	$92,591	$90,898	$91,997	$84,437

Investment Managers:
Equity and fixed-income programs	$96	$97	$95	$99	$89
Collective trust fund programs	49,340	45,062	45,213	46,934	42,804
Liquidity funds	743	732	496	580	336
Total assets under management	$50,179	$45,891	$45,804	$47,613	$43,229
Client assets under administration (A)	495,447	507,694	522,700	552,411	552,318
Total assets	$545,626	$553,585	$568,504	$600,024	$595,547

Investments in New Businesses:
Equity and fixed-income programs	$1,104	$1,114	$1,120	$1,179	$1,257
Liquidity funds	53	72	106	162	189
Total assets under management	$1,157	$1,186	$1,226	$1,341	$1,446
Advised assets	49	49	807	730	687
Total assets	$1,206	$1,235	$2,033	$2,071	$2,133

LSV Asset Management:
Equity and fixed-income programs (B)	$107,690	$108,186	$106,505	$109,363	$96,114

Total:
Equity and fixed-income programs (C)	$281,149	$280,097	$276,082	$282,586	$252,073
Collective trust fund programs	49,427	45,143	45,295	47,017	42,894
Liquidity funds	10,011	9,467	9,768	9,610	12,340
Total assets under management	$340,587	$334,707	$331,145	$339,213	$307,307
Advised assets	3,991	4,234	5,351	4,861	4,046
Client assets under administration (D)	518,427	530,105	545,135	575,805	572,544
Total assets	$863,005	$869,046	$881,631	$919,879	$883,897

(A)	Client assets under administration in the Investment Managers segment include $56.7 billion of assets that are at fee levels below our normal full service assets (as of December 31, 2018).

(B)	Equity and fixed-income programs include $2.1 billion of assets managed by LSV in which fees are based on performance only (as of December 31, 2018).

(C)	Equity and fixed-income programs include $5.1 billion of assets invested in various asset allocation funds at December 31, 2018.

(D)	In addition to the numbers presented, SEI also administers an additional $11.0 billion in Funds of Funds assets (as of
December 31, 2018) on which SEI does not earn an administration fee.

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2017	2018	2018	2018	2018
Private Banks:
Equity and fixed-income programs	$21,748	$23,412	$22,870	$22,516	$21,383
Collective trust fund programs	4	4	4	4	4
Liquidity funds	3,584	3,720	3,516	3,376	3,265
Total assets under management	$25,336	$27,136	$26,390	$25,896	$24,652
Client assets under administration	22,759	23,398	22,605	23,175	21,608
Total assets	$48,095	$50,534	$48,995	$49,071	$46,260

Investment Advisors:
Equity and fixed-income programs	$60,730	$62,650	$62,890	$63,399	$59,954
Collective trust fund programs	5	5	5	5	4
Liquidity funds	2,235	2,290	2,429	2,958	3,452
Total assets under management	$62,970	$64,945	$65,324	$66,362	$63,410

Institutional Investors:
Equity and fixed-income programs	$86,573	$87,207	$85,045	$84,885	$81,833
Collective trust fund programs	80	77	72	74	75
Liquidity funds	3,052	2,905	2,621	2,469	2,449
Total assets under management	$89,705	$90,189	$87,738	$87,428	$84,357
Advised assets	3,796	4,383	4,301	4,263	3,566
Total assets	$93,501	$94,572	$92,039	$91,691	$87,923

Investment Managers:
Equity and fixed-income programs	$99	$96	$109	$95	$96
Collective trust fund programs	47,772	49,243	45,646	45,856	44,009
Liquidity funds	843	834	649	555	480
Total assets under management	$48,714	$50,173	$46,404	$46,506	$44,585
Client assets under administration (A)	494,201	506,951	522,679	541,063	561,043
Total assets	$542,915	$557,124	$569,083	$587,569	$605,628

Investments in New Businesses:
Equity and fixed-income programs	$1,079	$1,105	$1,090	$1,148	$1,198
Liquidity funds	54	70	95	146	179
Total assets under management	$1,133	$1,175	$1,185	$1,294	$1,377
Advised assets	50	50	813	777	958
Total assets	$1,183	$1,225	$1,998	$2,071	$2,335

LSV Asset Management:
Equity and fixed-income programs (B)	$106,112	$109,904	$108,380	$109,527	$99,791

Total:
Equity and fixed-income programs (C)	$276,341	$284,374	$280,384	$281,570	$264,255
Collective trust fund programs	47,861	49,329	45,727	45,939	44,092
Liquidity funds	9,768	9,819	9,310	9,504	9,825
Total assets under management	$333,970	$343,522	$335,421	$337,013	$318,172
Advised assets	3,846	4,433	5,114	5,040	4,524
Client assets under administration (D)	516,960	530,349	545,284	564,238	582,651
Total assets	$854,776	$878,304	$885,819	$906,291	$905,347

(A)	Average client assets under administration in the Investment Managers segment during fourth-quarter 2018 include $59.1 billion that are at fee levels below our normal full service assets.

(B)	Equity and fixed-income programs include $2.1 billion of average assets managed by LSV in which fees are based on performance only during fourth-quarter 2018.

(C)	Equity and fixed-income programs include $5.2 billion of average assets invested in various asset allocation funds during fourth-quarter 2018.

(D)
In addition to the numbers presented, SEI also administers an additional $11.0 billion of average assets in Funds of Funds assets during fourth-quarter 2018 on which SEI does not earn an administration fee.